[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) NEW
                     DISCOVERY FUND

                     ANNUAL REPORT o AUGUST 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  20
Notes to Financial Statements ............................................  28
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -25.85%, Class B shares -26.33%, Class C shares -26.34%, Class I shares -25.58%, Class 529A shares -25.91%, Class 529B shares -25.83%, and Class 529C shares -25.90%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -26.02% return over the same period for the fund's benchmark, the Russell 2000 Growth Index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average small-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -24.87%.

Q.  HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?

A. Over the period, we saw a volatile market due largely to weak fundamentals -- business factors such as earnings and cash flow growth -- at a majority of U.S. companies. A rally in the fourth quarter of 2001 ultimately proved unsustainable in the face of those fundamental problems. In addition, investor confidence has been sharply eroded thus far in 2002 by a series of accounting scandals. Over the summer, we saw even defensive, consumer-related stocks succumb to the overall downturn, after holding up relatively well for the first half of the year.

    The good news, in our view, is that the market behavior we saw toward the end of the period -- in which the last remaining strong sectors declined steeply and many investors seemed to give up on the market and sell their remaining stocks -- was characteristic of the final stages of past bear markets. We think this may set the stage for the market to bump along the bottom for a while longer and then begin to turn upward.

Q.  WHAT AREAS CONTRIBUTED TO PERFORMANCE?

A. In a period when overall market performance was dramatically negative, few of our holdings rose in price. However, many of our holdings outperformed on a relative basis, falling less in value than our benchmark. We believe it was these firms' relatively strong fundamentals that enabled their stocks to outperform other companies in their industries and the market in general.

    In keeping with the portfolio's major theme -- that consumer, rather than corporate, spending will continue to lead an economic recovery in the near term -- many of our better-performing holdings were consumer related. Examples included discount retailers and moderately priced restaurant chains.

    Other areas of strong performance included the trucking industry, where we invested in industry leaders that gained market share as competition intensified; adult education firms, which benefited from the downturn as customers studied to improve their job skills; and health care firms.

    Health care, in our view, has been somewhat insulated from the downturn in business spending. Demand in the sector has continued to grow through a recession and a weak recovery, largely because we have an aging population. Also, there continues to be a lot of innovation in the industry. We've invested in businesses such as pharmacy benefits managers, which help employers control the cost of providing a prescription drug benefit, and companies with large market shares in innovative areas such as transdermal patches, a noninvasive method of delivering medication.

    Another area in which we found opportunity was small community banks. Put off by some of the mega-mergers in the financial industry, consumers have flocked to these smaller, more traditional firms; yet many of these companies have been selling at what we felt were attractive valuations. Smaller banks have also historically tended to have a large part of their business in consumer lending, one of the busiest areas of the economy.

Q.  WHAT AREAS WERE THE GREATEST DETRACTORS FROM PERFORMANCE?

A. Technology holdings in general were the fund's worst performers. After a strong fourth-quarter rally in 2001, investors fled the sector in the spring of this year. Even firms with relatively strong earnings and revenue growth saw their stocks plunge in value. One reason was a glut of capacity and equipment -- left over from the 1990's boom -- that we believe may hold back technology earnings for some time. In addition, we think many stocks in the sector have remained overvalued. For those reasons, we dramatically cut our technology holdings, from nearly a quarter of the fund's assets a year ago to less than 10% at the end of August.

Q. YOU BECAME MANAGERS OF THE FUND IN THE SPRING OF 2002. WHAT CHANGES DO YOU EXPECT TO MAKE?

A. We plan to manage the portfolio in the same manner that we believe has worked well over the past several years, and no major changes in style or strategy are anticipated. We feel our extensive experience in managing over a variety of market conditions may be a particular asset during this volatile and unsettled economic period.

/s/ Robert A. Henderson        /s/ Donald F. Pitcher, Jr.

    Robert A. Henderson            Donald F. Pitcher, Jr.
    Portfolio Manager              Portfolio Manager

Notes to shareholders: Robert A. Henderson and Donald F. Pitcher, Jr. became managers of the portfolio in April and June 2002, respectively, replacing Neil D. Wagner.

Effective March 1, 2002, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark. We believe the Russell 2000 Growth Index more accurately reflects the growth orientation of the fund, offering investors a more reliable objective measure of the fund's performance. The fund's former benchmark, the Russell 2000 Index, is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ.

Effective April 14, 2000, MFS(R) New Discovery Fund is no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 410(a), 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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ROBERT A. HENDERSON IS A VICE PRESIDENT AT MFS INVESTMENT MANAGEMENT(R)
(MFS(R)). HE IS ALSO A PORTFOLIO MANAGER OF THE SMALL-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, INSTITUTIONAL ACCOUNTS, AND VARIABLE ANNUITIES.

MR. HENDERSON JOINED THE COMPANY IN 1996 AS AN EQUITY RESEARCH ANALYST COVERING THE UTILITIES, RETAIL, MINING, FINANCIAL SERVICES, AND THE FOOD, BEVERAGE AND TOBACCO INDUSTRIES IN LATIN AMERICA AND CANADA. HE WAS NAMED PORTFOLIO MANAGER IN APRIL 2002.

FROM 1991 TO 1996 MR. HENDERSON WORKED AS AN EQUITY RESEARCH ANALYST FOR DAVID
L. BABSON & COMPANY, INC., WHERE HE WAS NAMED A VICE PRESIDENT IN 1993. HE WAS A CONSULTANT WITH ALLIANCE CONSULTING GROUP, INC. IN CAMBRIDGE, MA, FROM 1988 TO 1991.

MR. HENDERSON HOLDS A MASTERS OF BUSINESS ADMINISTRATION DEGREE FROM STANFORD UNIVERSITY AND A BACHELORS DEGREE FROM HARVARD COLLEGE.

DONALD F. PITCHER, JR., IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE SMALL-CAP GROWTH AND GLOBAL GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

MR. PITCHER JOINED MFS IN 1971 AS AN INVESTMENT OFFICER. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1977 AND SENIOR VICE PRESIDENT IN 1985.

HE IS A GRADUATE OF HARVARD COLLEGE AND THE HARVARD GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

OBJECTIVE:                SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1997

CLASS INCEPTION:          CLASS A     JANUARY 2, 1997
                          CLASS B     NOVEMBER 3, 1997
                          CLASS C     NOVEMBER 3, 1997
                          CLASS I     JANUARY 2, 1997
                          CLASS 529A  JULY 31, 2002
                          CLASS 529B  JULY 31, 2002
                          CLASS 529C  JULY 31, 2002

SIZE:                     $1.2 BILLION NET ASSETS AS OF AUGUST 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2002. Index information is from January 1, 1997.)

                           MFS New Discovery         Russell 2000
                            Fund - Class A           Growth Index

            1/97               $ 9,425                  $10,000
            8/98                11,718                    8,396
            8/99                16,222                   12,033
            8/00                28,653                   16,734
            8/01                22,242                   10,887
            8/02                16,493                    8,054

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                                               1 Year      3 Years      5 Years        Life*
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
Cumulative Total Return Excluding Sales Charge                -25.85%       +1.67%      +33.89%      +74.99%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            -25.85%       +0.55%      + 6.01%      +10.39%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            -30.11%       -1.41%      + 4.76%      + 9.24%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                               1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                -26.33%       -0.34%      +29.80%      +69.65%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            -26.33%       -0.11%      + 5.36%      + 9.79%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            -29.28%       -0.93%      + 5.06%      + 9.67%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                               1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                -26.34%       -0.26%      +30.00%      +69.91%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            -26.34%       -0.09%      + 5.39%      + 9.82%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            -27.08%       -0.09%      + 5.39%      + 9.82%
------------------------------------------------------------------------------------------------------------

CLASS I
                                                               1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                     -25.58%       +2.75%      +36.46%      +78.49%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)                 -25.58%       +0.91%      + 6.41%      +10.78%
------------------------------------------------------------------------------------------------------------

CLASS 529A
                                                               1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                -25.85%       +1.67%      +33.89%      +74.99%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            -25.85%       +0.55%      + 6.01%      +10.39%
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Average Annual Total Return Including Sales Charge            -30.11%       -1.41%      + 4.76%      + 9.24%
------------------------------------------------------------------------------------------------------------

CLASS 529B
                                                               1 Year      3 Years      5 Years        Life*
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
Cumulative Total Return Excluding Sales Charge                -25.90%       +1.61%      +33.81%      +74.88%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            -25.90%       +0.53%      + 6.00%      +10.38%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            -28.80%       -0.27%      + 5.71%      +10.27%
------------------------------------------------------------------------------------------------------------

CLASS 529C
                                                               1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                -25.90%      + 1.60%      +33.80%      +74.88%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            -25.90%      + 0.53%      + 6.00%      +10.38%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            -26.62%      + 0.53%      + 6.00%      +10.38%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                               1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Average small-cap growth fund+                                -24.87%      - 6.22%      - 1.62%      + 0.84%
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Russell 2000 Growth Index#                                    -26.02%      -12.52%      - 6.70%      - 3.75%
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  * For the period from the commencement of the fund's investment operations, January 2, 1997, through
    August 31, 2002. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only offered in conjunction with qualified tuition programs.

For periods prior to their inception, Class B, C, 529A, 529B, and 529C share performance includes the performance of the fund's original share class (Class
A). Class B, C, 529B, and 529C performance has been adjusted to reflect the CDSC applicable to B, C, 529B, and 529C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B, C, 529A, 529B, and 529C than those of A, performance shown is higher for B, C, 529A, 529B, and 529C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK SECTORS

            HEALTH CARE                             23.9%
            LEISURE                                 17.2%
            RETAILING                               11.1%
            FINANCIAL SERVICES                      10.2%
            TECHNOLOGY                               9.8%

TOP 10 STOCK HOLDINGS

CAREMARK RX, INC.  2.9%                           EDWARDS LIFESCIENCES CORP.  1.6%
Health care cost-containment company              Manufacturer of products for treating
                                                  cardiovascular disease
HAEMONETICS CORP.  2.2%
Manufacturer of medical systems for blood         PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.  1.5%
collection and processing                         Provider of drug research services to drug
                                                  companies
SCHOLASTIC CORP.  2.2%
Global children's publishing and media company    JACK IN THE BOX, INC.  1.4%
                                                  Fast food restaurant chain
MICHAELS STORES, INC.  1.8%
Chain of retail arts and crafts stores            ADVANCED FIBRE COMMUNICATIONS, INC.  1.4%
                                                  Telecommunications equipment manufacturer
OUTBACK STEAKHOUSE, INC.  1.6%
Operator of restaurant chains                     LINCARE HOLDINGS, INC.  1.3%
                                                  Provider of oxygen and other home health care
                                                  services

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Stocks - 93.1%
----------------------------------------------------------------------------------------------------------
ISSUER                                                                       SHARES                  VALUE
----------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.7%
  Aerospace & Defense - 0.9%
    Alliant Techsystems, Inc.*                                               90,000         $    6,139,800
    Herley Industries, Inc.*                                                250,000              4,757,500
                                                                                            --------------
                                                                                            $   10,897,300
----------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta and Pine Land Co.                                                 395,010         $    7,189,182
----------------------------------------------------------------------------------------------------------
  Auto Parts - 0.9%
    O'Reilly Automotive, Inc.*                                              375,750         $   11,189,835
----------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.8%
    Alabama National BanCorp                                                 61,500         $    2,598,375
    American Financial Holdings, Inc.                                        48,600              1,536,246
    Anchor BanCorp Wisconsin, Inc.                                           86,400              1,885,248
    BancFirst Corp.                                                          18,000                822,060
    Bank Mutual Corp.                                                        91,700              1,898,190
    BankAtlantic Bancorp, Inc.                                              328,000              3,362,000
    BankUnited Financial Corp.*                                             170,200              3,029,560
    Brookline Bancorp, Inc.                                                 554,188              6,932,892
    Capitol Federal Financial                                                28,000                713,160
    Chemical Financial Corp.                                                 44,100              1,302,714
    Commercial Federal Corp.                                                 45,600              1,162,800
    Connecticut Bancshares, Inc.                                             62,800              2,254,520
    Dime Community Bancshares                                                23,000                595,700
    Downey Financial Corp.                                                   27,900              1,155,618
    F&M Bancorp                                                              28,100                833,165
    Fidelity Bankshares, Inc.                                                31,300                623,809
    Financial Institutions, Inc.                                             68,300              1,848,881
    First Bancorp                                                            48,400              1,998,920
    First Community Bancorp                                                  50,990              1,606,185
    First Federal Capital Corp.                                             124,400              2,448,192
    First Financial Bankshares, Inc.                                         20,800                738,400
    First Financial Holdings, Inc.                                           44,750              1,354,582
    First Niagara Financial Group, Inc.                                      38,500              1,155,000
    FloridaFirst Bancorp, Inc.                                                2,100                 40,761
    Frontier Financial Corp.                                                 45,700              1,199,625
    Glacier Bancorp, Inc.                                                    35,700                808,605
    Harbor Florida Bancshares, Inc.                                         138,900              3,126,639
    Harleysville National Corp.                                              38,850                996,891
    Hudson River Bancorp., Inc.                                              47,000              1,205,080
    Independence Community Bank Corp.                                       115,800              3,597,906
    Independent Bank Corp.                                                   55,600              1,809,780
    MAF Bancorp, Inc.                                                        66,100              2,361,753
    MB Financial, Inc.                                                       76,100              2,639,148
    Mercantile Bankshares Corp.                                              53,600              2,179,912
    National Penn Bancshares, Inc.                                           33,700                924,054
    Pacific Capital Bancorp                                                  13,033                348,372
    Pacific Northwest Bancorp                                                86,900              2,612,214
    PFF Bancorp, Inc.                                                        51,600              1,664,100
    Republic Bancshares, Inc.                                                 1,400                 26,642
    Roslyn Bancorp, Inc.                                                     52,700              1,173,629
    Sandy Spring Bancorp, Inc.                                               53,700              1,764,045
    Seacoast Financial Services Corp.                                        80,700              1,779,435
    South Financial Group, Inc.                                             151,600              3,176,020
    Staten Island Bancorp, Inc.                                             177,000              3,550,620
    Sterling Bancorp                                                         31,600                935,360
    Sterling Financial Corp.                                                 35,800                913,258
    Susquehanna Bancshares, Inc.                                            110,800              2,586,072
    UCBH Holdings, Inc.                                                      57,700              2,217,988
    Umpqua Holdings Corp.                                                   101,700              1,611,945
    Westcorp                                                                 65,900              1,335,793
    Wintrust Financial Corp.                                                121,300              3,881,600
                                                                                            --------------
                                                                                            $   92,323,464
----------------------------------------------------------------------------------------------------------
  Business Services - 5.5%
    BISYS Group, Inc.*                                                      381,912         $    9,731,118
    Bright Horizons Family Solutions, Inc.*                                 127,600              3,566,420
    C.H. Robinson Worldwide, Inc.                                           143,860              3,969,097
    Certegy, Inc.*                                                           95,600              3,141,416
    Concord EFS, Inc.*                                                      142,440              2,907,200
    Corporate Executive Board Co.*                                           10,600                311,640
    Dendrite International, Inc.*                                           906,599              5,666,244
    Forrester Research, Inc.*                                               413,850              6,464,337
    InfoUSA, Inc.*                                                          426,145              2,173,340
    Mettler Toledo International, Inc.*                                     203,530              6,016,347
    MPS Group, Inc.*                                                        200,000              1,070,000
    Quintiles Transnational Corp.*                                          251,000              2,517,530
    Spherion Corp.*                                                         451,310              3,723,307
    WebMD Corp.*                                                          2,331,940             13,758,446
                                                                                            --------------
                                                                                            $   65,016,442
----------------------------------------------------------------------------------------------------------
  Computer Services - 0.1%
    Perot Systems Corp.*                                                    126,750         $    1,501,988
----------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Verity, Inc.*                                                           247,115         $    2,693,554
----------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.9%
    CACI International, Inc.*                                               200,000         $    7,450,000
    Hyperion Solutions Corp.*                                               522,005             11,849,513
    Manhattan Associates, Inc.*                                             149,800              3,336,046
                                                                                            --------------
                                                                                            $   22,635,559
----------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.6%
    Aspen Technology, Inc.*                                                 424,303         $    1,705,698
    Global Payments, Inc.                                                   354,097              9,865,142
    Jack Henry & Associates, Inc.                                           685,650             11,189,808
    McDATA Corp., "A"*                                                      200,000              1,914,000
    McDATA Corp., "B"*                                                      400,000              3,892,000
    StorageNetworks, Inc.*                                                1,122,910              1,751,740
                                                                                            --------------
                                                                                            $   30,318,388
----------------------------------------------------------------------------------------------------------
  Construction - 1.1%
    KB Home                                                                 117,300         $    5,624,535
    M.D.C. Holdings, Inc.                                                    42,100              1,692,420
    Toll Brothers, Inc.*                                                    221,200              5,530,000
                                                                                            --------------
                                                                                            $   12,846,955
----------------------------------------------------------------------------------------------------------
  Construction Services - 1.0%
    Martin Marietta Materials, Inc.                                         233,550         $    8,557,272
    Pulte Homes, Inc.                                                        73,000              3,485,020
                                                                                            --------------
                                                                                            $   12,042,292
----------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.1%
    Alberto Culver Co.                                                       77,200         $    3,802,872
    Church & Dwight, Inc.                                                   285,000              8,920,500
    Dial Corp.                                                              290,500              5,871,005
    Leapfrog Enterprises, Inc.*                                             268,900              5,060,698
    Regis Corp.                                                             509,750             13,029,210
                                                                                            --------------
                                                                                            $   36,684,285
----------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.8%
    Armor Holdings, Inc.*                                                   229,975         $    3,461,124
    EDO Corp.                                                               275,000              6,558,750
                                                                                            --------------
                                                                                            $   10,019,874
----------------------------------------------------------------------------------------------------------
  Electronics - 2.3%
    DSP Group, Inc.*                                                        525,760         $    9,547,802
    Fairchild Semiconductor International Co.*                              250,900              3,028,363
    GlobespanVirata, Inc.*                                                1,726,652              6,077,815
    LTX Corp.*                                                              441,500              3,461,360
    Tektronix, Inc.*                                                        232,950              4,044,012
    Veeco Instruments, Inc.*                                                117,242              1,535,870
                                                                                            --------------
                                                                                            $   27,695,222
----------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    Rowan Cos., Inc.*                                                       393,000         $    8,087,940
----------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    Cox Radio, Inc., "A"*                                                   125,000         $    2,997,500
    Emmis Broadcasting Corp., "A"*                                          519,285              8,100,846
    Entercom Communications Corp.*                                          189,615              8,305,137
    Hearst-Argyle Television, Inc.*                                         287,900              6,034,384
    Spanish Broadcasting Systems, Inc.*                                     560,745              3,964,467
    World Wrestling Federation Entertainment, Inc.*                          75,330                730,701
                                                                                            --------------
                                                                                            $   30,133,035
----------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Colonial BancGroup, Inc.                                                 90,900         $    1,231,695
    Federated Investors, Inc., "A"                                          100,000              2,920,000
    Financial Federal Corp.*                                                 53,520              1,637,712
    New Century Financial Corp.                                              30,800                946,792
    Student Loan Corp.                                                       22,900              2,139,318
    Webster Financial Corp.                                                  39,700              1,514,158
                                                                                            --------------
                                                                                            $   10,389,675
----------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    Edwards (J.D.) & Co.*                                                   760,000         $    9,918,000
----------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.0%
    American Italian Pasta Co.*                                             208,500         $    7,731,180
    Coors Adolph Co.                                                        119,200              7,157,960
    Del Monte Foods Co.*                                                    276,930              2,927,150
    Performance Food Group, Co.                                              88,000              3,049,200
    Tootsie Roll Industries, Inc.                                            84,800              2,847,584
                                                                                            --------------
                                                                                            $   23,713,074
----------------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.4%
    Tuesday Morning Corp.*                                                  300,000         $    4,938,000
----------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.5%
    Argosy Gaming Corp.*                                                    126,300         $    3,536,400
    Station Casinos, Inc.*                                                  200,646              2,477,978
                                                                                            --------------
                                                                                            $    6,014,378
----------------------------------------------------------------------------------------------------------
  Healthcare - 5.3%
    Apria Healthcare Group, Inc.*                                           434,650         $   10,031,722
    Caremark Rx, Inc.*                                                    1,966,490             31,857,138
    Community Health Care*                                                  167,000              3,991,300
    First Health Group Corp.*                                               470,800             12,480,908
    Select Medical Corp.*                                                   353,400              5,177,310
                                                                                            --------------
                                                                                            $   63,538,378
----------------------------------------------------------------------------------------------------------
  Industrial - 0.4%
    Brooks-PRI Automation, Inc.*                                            244,235         $    4,176,419
----------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Retek, Inc.*                                                            364,700         $    1,783,383
----------------------------------------------------------------------------------------------------------
  Manufacturing - 1.0%
    Florida Rock Indsustries, Inc.                                           86,500         $    2,920,240
    Hydril Co.*                                                             167,500              4,564,375
    Kemet Corp.*                                                            372,400              4,487,420
                                                                                            --------------
                                                                                            $   11,972,035
----------------------------------------------------------------------------------------------------------
  Media - 1.8%
    LIN TV Corp.*                                                           237,200         $    5,562,340
    McClatchy Co.                                                           196,900             11,361,130
    Radio One, Inc.*                                                        316,450              4,977,759
                                                                                            --------------
                                                                                            $   21,901,229
----------------------------------------------------------------------------------------------------------
  Media - Cable - 0.6%
    Belo Corp.                                                              310,700         $    7,130,565
----------------------------------------------------------------------------------------------------------
  Medical & Health Products - 5.4%
    CONMED Corp.*                                                           523,017         $    9,947,783
    Haemonetics Corp.*                                                      869,518             23,876,964
    Inhale Therapeutic Systems Co.*                                       1,504,200              9,852,510
    Noven Pharmaceuticals, Inc.*                                            504,350              6,516,202
    Wilson Great Batch Technologies, Inc.*                                  263,510              7,325,578
    Zoll Medical Corp.*                                                     194,600              6,244,909
                                                                                            --------------
                                                                                            $   63,763,946
----------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 9.0%
    Ameripath, Inc.*                                                        321,495         $    5,288,593
    Edwards Lifesciences Corp.*                                             707,600             17,421,112
    HEALTHSOUTH Corp.*                                                      420,700              2,267,573
    IDEXX Laboratories, Inc.*                                               494,665             14,389,805
    Inveresk Research Group, Inc.*                                          373,900              5,885,186
    LifePoint Hospitals, Inc.*                                              173,660              5,251,478
    Lincare Holdings, Inc.*                                                 450,060             14,424,423
    NDChealth Corp.                                                         461,125              9,416,173
    Renal Care Group, Inc.*                                                 210,500              6,910,715
    Steris Corp.*                                                           383,050              8,741,201
    Sunrise Assisted Living, Inc.*                                          460,000             11,684,000
    Triad Hospitals, Inc.*                                                  156,291              5,706,184
                                                                                            --------------
                                                                                            $  107,386,443
----------------------------------------------------------------------------------------------------------
  Oil Services - 3.3%
    Cal Dive International, Inc.*                                           254,155         $    4,739,991
    Dril-Quip, Inc.*                                                        420,863              8,168,951
    National Oilwell, Inc.*                                                 186,900              3,536,148
    Pride International, Inc.*                                              610,860              8,173,307
    Superior Energy Services, Inc.*                                         159,800              1,331,134
    Trico Marine Services, Inc.*                                            661,295              2,347,597
    Varco International, Inc.*                                              646,550             11,398,676
                                                                                            --------------
                                                                                            $   39,695,804
----------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Newfield Exploration Co.*                                               283,096         $    9,596,954
----------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.9%
    Medicis Pharmaceutical Corp.*                                           138,800         $    6,169,660
    Pharmaceutical Product Development, Inc.*                               740,450             16,497,226
                                                                                            --------------
                                                                                            $   22,666,886
----------------------------------------------------------------------------------------------------------
  Printing & Publishing - 3.7%
    Lee Enterprises, Inc.                                                   261,700         $    8,937,055
    Playboy Enterprises, Inc. "B"*                                          710,050              6,532,460
    ProQuest Co.*                                                           125,000              4,150,000
    Scholastic Corp.*                                                       564,096             23,793,569
                                                                                            --------------
                                                                                            $   43,413,084
----------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 6.6%
    California Pizza Kitchen, Inc.*                                         542,530         $   10,953,681
    CEC Entertainment, Inc.*                                                345,600             12,621,312
    Jack in the Box, Inc.*                                                  559,325             15,800,931
    Outback Steakhouse, Inc.*                                               603,400             17,715,824
    Prime Hospitality Corp.*                                                500,000              4,530,000
    RARE Hospitality International, Inc.*                                   225,700              5,893,027
    Sonic Corp.*                                                            480,339             11,263,949
                                                                                            --------------
                                                                                            $   78,778,724
----------------------------------------------------------------------------------------------------------
  Retail - 8.4%
    A.C. Moore Arts & Crafts, Inc.*                                          39,600         $      843,480
    Big 5 Sporting Goods Corp.*                                             315,000              3,521,700
    BJ's Wholesale Club, Inc.*                                              215,400              5,288,070
    Charming Shoppes, Inc.*                                               1,200,000              8,232,000
    Cost Plus, Inc.*                                                        422,000             10,317,900
    Dollar Tree Stores, Inc.*                                               421,550             10,374,346
    Ethan Allen Interiors, Inc.                                             180,900              6,146,982
    Linens 'n Things, Inc.*                                                  37,400                806,718
    Michaels Stores, Inc.*                                                  420,250             19,537,422
    Petco Animal Supplies, Inc.*                                            304,125              5,815,661
    PETsMART, Inc.*                                                         403,300              6,739,143
    Pier 1 Imports, Inc.                                                    461,550              8,261,745
    Stage Stores, Inc.*                                                     100,000              2,166,000
    Talbots, Inc.                                                           384,500             11,984,865
                                                                                            --------------
                                                                                            $  100,036,032
----------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.6%
    Career Education Corp.*                                                 242,600         $   10,817,534
    DeVry, Inc.*                                                            214,400              3,861,344
    Sylvan Learning Systems, Inc.*                                          305,115              4,329,582
                                                                                            --------------
                                                                                            $   19,008,460
----------------------------------------------------------------------------------------------------------
  Technology - 0.9%
    Varian, Inc.*                                                           319,420         $   10,074,507
----------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.3%
    Advanced Fibre Communications, Inc.*                                    848,905         $   14,974,684
----------------------------------------------------------------------------------------------------------
  Trucking - 1.9%
    Heartland Express, Inc.*                                                244,461         $    4,498,082
    J.B. Hunt Transport Services, Inc.                                      171,100              4,056,781
    Knight Transportation, Inc.*                                            291,200              5,090,176
    Swift Transportation, Inc.*                                             286,700              5,043,053
    Werner Enterprises, Inc.                                                221,133              3,953,858
                                                                                            --------------
                                                                                            $   22,641,950
----------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $1,078,787,925
----------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.4%
  Canada - 0.6%
    Zarlink Semiconductor, Inc. (Electronics)*                            2,406,635         $    6,882,976
----------------------------------------------------------------------------------------------------------
  France - 0.4%
    Wavecom S.A. (Telecommunications)                                       120,600         $    5,203,455
----------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    SmartForce PLC (Internet)*                                              213,541         $      924,633
----------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)                                                      426,190         $    5,152,637
----------------------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Willis Group Holdings Ltd. (Insurance)                                  336,645         $   10,600,951
----------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $   28,764,652
----------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,150,934,714)                                              $1,107,552,577
----------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.9%
----------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                      (000 OMITTED)
----------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 9/03/02                                            $16,484         $   16,482,278
    Ford Motor Credit Corp., due 9/19/02 - 10/07/02                          17,600             17,566,787
    General Electric Capital Corp., due 9/03/02                              13,445             13,443,588
    General Motors Acceptance Corp., due 9/25/02 - 10/03/02                  23,000             22,960,627
----------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $   70,453,280
----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.3%
----------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                      (000 OMITTED)
----------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 08/30/02, due 09/03/02, total to be
      received $3,585,717 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                               $ 3,585         $    3,585,000
----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,224,972,994)                                         $1,181,590,857

Other Assets, Less Liabilities - 0.7%                                                            8,326,304
----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $1,189,917,161
----------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,224,972,994)        $1,181,590,857
  Investment of cash collateral for securities loaned, at
    identified cost and value                                       269,834,843
  Cash                                                                      348
  Receivable for investments sold                                    14,183,291
  Receivable for fund shares sold                                     2,526,407
  Interest and dividends receivable                                     327,086
  Other assets                                                              274
                                                                 --------------
      Total assets                                               $1,468,463,106
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $    2,667,266
  Payable for fund shares reacquired                                  5,631,460
  Collateral for securities loaned, at value                        269,834,843
  Payable to affiliates -
    Management fee                                                       59,252
    Shareholder servicing agent fee                                       6,583
    Distribution and service fee                                         33,621
  Accrued expenses and other liabilities                                312,920
                                                                 --------------
      Total liabilities                                          $  278,545,945
                                                                 --------------
Net assets                                                       $1,189,917,161
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,819,840,998
  Unrealized depreciation on investments                            (43,382,137)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (586,526,284)
  Accumulated net investment loss                                       (15,416)
                                                                 --------------
      Total                                                      $1,189,917,161
                                                                 ==============
Shares of beneficial interest outstanding                          99,703,036
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $822,193,047 / 68,569,393 shares of
      beneficial interest outstanding)                               $11.99
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                       $12.72
                                                                     ======
Class 529A shares:
  Net asset value per share
    (net assets of $9,963.27 / 831.199 shares of beneficial
      interest outstanding)                                          $11.99
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                       $12.72
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $232,792,084 / 19,809,182 shares of
      beneficial interest outstanding)                               $11.75
                                                                     ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $5,511.12 / 469.106 shares of beneficial
      interest outstanding)                                          $11.75
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $87,270,624 / 7,413,944 shares of
      beneficial interest outstanding)                               $11.77
                                                                     ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $5,164.58 / 438.954 shares of beneficial
      interest outstanding)                                          $11.77
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $47,640,767 / 3,908,778 shares of
      beneficial interest outstanding)                               $12.19
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                      $   2,738,823
    Dividends                                                         2,223,140
    Income on securities loaned                                         909,010
    Foreign taxes withheld                                                 (605)
                                                                  -------------
      Total investment income                                     $   5,870,368
                                                                  -------------
  Expenses -
    Management fee                                                $  14,152,356
    Trustees' compensation                                              119,126
    Shareholder servicing agent fee                                   1,572,484
    Distribution and service fee (Class A)                            3,761,678
    Distribution and service fee (Class 529A)                                 3
    Distribution and service fee (Class B)                            3,168,395
    Distribution and service fee (Class 529B)                                 4
    Distribution and service fee (Class C)                            1,231,990
    Distribution and service fee (Class 529C)                                 4
    Program manager fee (Class 529A)                                          2
    Program manager fee (Class 529B)                                          1
    Program manager fee (Class 529C)                                          1
    Administrative fee                                                  159,094
    Custodian fee                                                       465,891
    Printing                                                            189,973
    Postage                                                             224,452
    Auditing fees                                                        42,074
    Legal fees                                                            8,152
    Miscellaneous                                                     2,436,004
                                                                  -------------
      Total expenses                                              $  27,531,684
    Fees paid indirectly                                                (63,992)
                                                                  -------------
      Net expenses                                                $  27,467,692
                                                                  -------------
        Net investment loss                                       $ (21,597,324)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(362,801,162)
    Foreign currency transactions                                       (11,226)
                                                                  -------------
        Net realized loss on investments and foreign
          currency transactions                                   $(362,812,388)
                                                                  -------------
    Change in unrealized depreciation on investments              $ (79,980,275)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(442,792,663)
                                                                  -------------
            Decrease in net assets from operations                $(464,389,987)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                  2002                         2001
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment loss                                        $  (21,597,324)              $  (20,229,830)
  Net realized loss on investments and foreign currency
    transactions                                               (362,812,388)                (189,710,602)
  Net unrealized loss on investments                            (79,980,275)                (193,057,978)
                                                             --------------               --------------
    Decrease in net assets from operations                   $ (464,389,987)              $ (402,998,410)
                                                             --------------               --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $      --                    $ (138,478,479)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 --                       (60,513,902)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 --                       (24,813,227)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 --                        (6,243,964)
  In excess of net realized gain on investments and
    currency transactions (Class A)                                 (15,689)                 (12,904,515)
  In excess of net realized gain on investments and
    currency transactions (Class B)                                  (4,984)                  (5,639,162)
  In excess of net realized gain on investments and
    currency transactions (Class C)                                  (1,884)                  (2,312,292)
  In excess of net realized gain on investments and
    currency transactions (Class I)                                    (787)                    (581,862)
  From paid-in capital (Class A)                                    --                        (3,569,314)
  From paid-in capital (Class B)                                    --                        (1,559,760)
  From paid-in capital (Class C)                                    --                          (639,567)
  From paid-in capital (Class I)                                    --                          (160,940)
                                                             --------------               --------------
      Total distributions declared to shareholders           $      (23,344)              $ (257,416,984)
                                                             --------------               --------------
Net increase in net assets from fund share transactions      $   62,239,942               $  626,356,900
                                                             --------------               --------------
      Total decrease in net assets                           $ (402,173,389)              $  (34,058,494)
Net assets:
  At beginning of period                                      1,592,090,550                1,626,149,044
                                                             --------------               --------------
  At end of period (including accumulated net investment
    loss of $15,416 and $0, respectively)                    $1,189,917,161               $1,592,090,550
                                                             ==============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                            2002                2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period          $16.17              $25.00           $14.59           $10.65           $13.07
                                               ------              ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss(S)                       $(0.18)             $(0.20)          $(0.26)          $(0.16)          $(0.11)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                    (4.00)              (5.02)           11.28             4.24            (0.36)
                                               ------              ------           ------           ------           ------
      Total from investment operations         $(4.18)             $(5.22)          $11.02           $ 4.08           $(0.47)
                                               ------              ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                   $  --               $  --            $  --            $  --            $(0.72)
  From net realized gain on investments
    and foreign currency transactions             --                (3.23)           (0.61)           (0.14)           (1.23)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  -- +              (0.30)             --               --               --
  From paid-in capital                            --                (0.08)             --               --               --
                                               ------              ------           ------           ------           ------
      Total distributions declared to
        shareholders                           $  -- +             $(3.61)          $(0.61)          $(0.14)          $(1.95)
                                               ------              ------           ------           ------           ------
Net asset value - end of period                $11.99              $16.17           $25.00           $14.59           $10.65
                                               ======              ======           ======           ======           ======
Total return(+)                                (25.85)%            (22.37)%          76.63%           38.44%           (4.88)%
Ratios (to average net assets)/
Supplemental data(S):
  Expenses##                                     1.58%               1.52%            1.53%            1.51%            1.53%
  Net investment loss                           (1.21)%             (1.06)%          (1.17)%          (1.13)%          (0.82)%
Portfolio turnover                                102%                 49%             103%             104%             196%
Net assets at end of period (000
  Omitted)                                   $822,193          $1,050,554         $904,142         $248,710          $63,740

  (S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1,
      1997 through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment loss per share and the ratios would have been:
        Net investment loss                                                         $(0.26)          $(0.17)          $(0.12)
        Ratios (to average net assets):
          Expenses##                                                                  1.51%            1.57%            1.63%
          Net investment loss                                                        (1.15)%          (1.19)%          (0.92)%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,                                    PERIOD ENDED
                                -----------------------------------------------------------------             AUGUST 31,
                                  2002               2001               2000                 1999                  1998*
------------------------------------------------------------------------------------------------------------------------
                               CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
  beginning of period           $15.95             $24.71             $14.46               $10.60                 $11.80
                                ------             ------             ------               ------                 ------
Income (loss) from investment
  operations# -
  Net investment loss(S)        $(0.28)            $(0.32)            $(0.39)              $(0.24)                $(0.17)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency         (3.92)             (4.97)             11.17                 4.21                  (1.03)
                                ------             ------             ------               ------                 ------
    Total from investment
      operations                $(4.20)            $(5.29)            $10.78               $ 3.97                 $(1.20)
                                ------             ------             ------               ------                 ------
Less distributions declared
  to shareholders -
  From net realized gain
    on investments and
    foreign currency
    transactions                $ --               $(3.10)            $(0.53)              $(0.11)                $ --
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions                  --  +++           (0.29)              --                   --                     --
  From paid-in capital            --                (0.08)              --                   --                     --
                                ------             ------             ------               ------                 ------

    Total distributions
      declared to
      shareholders              $ --  +++          $(3.47)            $(0.53)              $(0.11)                $ --
                                ------             ------             ------               ------                 ------
Net asset value - end of
  period                        $11.75             $15.95             $24.71               $14.46                 $10.60
                                ======             ======             ======               ======                 ======
Total return                    (26.33)%           (22.92)%            75.50%               37.56%                (10.17)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                      2.23%              2.17%              2.18%                2.16%                  2.18%+
  Net investment loss            (1.86)%            (1.70)%            (1.81)%              (1.76)%                (1.49)%+
Portfolio turnover                 102%                49%               103%                 104%                   196%
Net assets at end of
  period (000 Omitted)        $232,792           $352,886           $483,805             $174,488                $82,032

  (S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets through August 31,
      2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.39)              $(0.25)                $(0.18)
        Ratios (to average net assets):
          Expenses##                                                    2.16%                2.22%                  2.28%+
          Net investment loss                                          (1.79)%              (1.82)%                (1.59)%+
* For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,                                    PERIOD ENDED
                               ------------------------------------------------------------------             AUGUST 31,
                                  2002               2001               2000                 1999                  1998*
------------------------------------------------------------------------------------------------------------------------
                               CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
  beginning of period           $15.97             $24.73             $14.47               $10.61                 $11.80
                                ------             ------             ------               ------                 ------
Income (loss) from investment operations# -
  Net investment loss(S)        $(0.28)            $(0.32)            $(0.39)              $(0.24)                $(0.17)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency         (3.92)             (4.97)             11.18                 4.21                  (1.02)
                                ------             ------             ------               ------                 ------
    Total from investment
      operations                $(4.20)            $(5.29)            $10.79               $ 3.97                 $(1.19)
                                ------             ------             ------               ------                 ------
Less distributions declared
  to shareholders -
  From net realized gain
    on investments and
    foreign currency
    transactions                $ --               $(3.10)            $(0.53)              $(0.11)                $ --
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions                  --  +++           (0.29)              --                   --                     --
  From paid-in capital            --                (0.08)              --                   --                     --
                                ------             ------             ------               ------                 ------
    Total distributions
      declared to
      shareholders              $ --  +++          $(3.47)            $(0.53)              $(0.11)                $ --
                                ------             ------             ------               ------                 ------
Net asset value - end of
  period                        $11.77             $15.97             $24.73               $14.47                 $10.61
                                ======             ======             ======               ======                 ======
Total return                    (26.34)%           (22.87)%            75.57%               37.53%                (10.08)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                      2.23%              2.17%              2.18%                2.16%                  2.18%+
  Net investment loss            (1.86)%            (1.70)%            (1.79)%              (1.78)%                (1.51)%+
Portfolio turnover                 102%                49%               103%                 104%                   196%
Net assets at end of
  period (000 Omitted)         $87,271           $136,530           $202,891              $74,493                $24,450

  (S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets through August 31,
      2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.39)              $(0.25)                $(0.17)
        Ratios (to average net assets):
          Expenses##                                                    2.16%                2.22%                  2.28%+
          Net investment loss                                          (1.77)%              (1.84)%                (1.61)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $16.37            $25.26           $14.71           $10.70           $13.08
                                                 ------            ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss(S)                         $(0.13)           $(0.13)          $(0.18)          $(0.11)          $(0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (4.05)            (5.09)           11.37             4.27            (0.40)
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(4.18)           $(5.22)          $11.19           $ 4.16           $(0.43)
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $  --             $  --            $  --            $  --            $(0.72)
  From net realized gain on investments
    and foreign currency transactions               --              (3.28)           (0.64)           (0.15)           (1.23)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    -- +            (0.31)             --               --               --
  From paid-in capital                              --              (0.08)             --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $  -- +           $(3.67)          $(0.64)          $(0.15)          $(1.95)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $12.19            $16.37           $25.26           $14.71           $10.70
                                                 ======            ======           ======           ======           ======
Total return                                     (25.58)%          (22.09)%          77.22%           39.06%           (4.50)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.23%             1.17%            1.18%            1.16%            1.18%
  Net investment loss                             (0.86)%           (0.71)%          (0.83)%          (0.77)%          (0.21)%
Portfolio turnover                                  102%               49%             103%             104%             196%
Net assets at end of period (000 Omitted)       $47,641           $52,121          $35,311           $9,973           $3,321

  (S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1,
      1997 through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment loss per share and the ratios would have been:
        Net investment loss                                                         $(0.18)          $(0.12)          $(0.03)
        Ratios (to average net assets):
          Expenses##                                                                  1.16%            1.22%            1.28%
          Net investment loss                                                        (0.81)%          (0.83)%          (0.31)%
 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2002*               CLASS 529A               CLASS 529B               CLASS 529C
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $11.85                   $11.62                   $11.64
                                                ------                   ------                   ------
Income from investment operations# -
  Net investment loss                           $(0.01)                  $(0.02)                  $(0.02)
  Net realized and unrealized gain on
    investments and foreign currency              0.15                     0.15                     0.15
                                                ------                   ------                   ------
      Total from investment operations          $ 0.14                   $ 0.13                   $ 0.13
                                                ------                   ------                   ------
Net asset value - end of period                 $11.99                   $11.75                   $11.77
                                                ======                   ======                   ======
Total return                                      1.18%++                  1.12%++                  1.12%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.83%+                   2.48%+                   2.48%+
  Net investment loss                            (1.20)%+                 (1.87)%+                 (1.88)%+
Portfolio turnover                                 102%                     102%                     102%
Net assets at end of period (000
  Omitted)                                         $10                       $6                       $5

 * For the period from the inception of 529 Class shares, July 31, 2002, through August 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $259,122,028. These loans were collateralized by U.S. Treasury securities of $446,896 and cash of $269,834,843 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                     SHARES          AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    269,834,843       $269,834,843

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $60,880 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $3,112 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

                                           AUGUST 31, 2002     AUGUST 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                  $23,344        $207,316,783
  Long-term capital gain                              --            44,170,620
                                                   -------        ------------
                                                   $23,344        $251,487,403
  Tax return of capital                               --             5,929,581
                                                   -------        ------------
Total distributions declared                       $23,344        $257,416,984
                                                   =======        ============

During the year ended August 31, 2002, accumulated net investment loss decreased by $21,581,908, accumulated net realized loss on investments and foreign currency transactions decreased by $39,310, and paid-in capital decreased by $21,621,218 due to differences between book and tax accounting for currency transactions, capital losses and net operating loss. This change had no effect on the net assets or net asset value per share.

As of August 31, 2002, the components of earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                   $(271,036,016)
          Unrealized loss                               (47,639,593)
          Other temporary differences                  (311,248,229)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $799 for inactive trustees for the year ended August 31, 2002. Also included in Trustees' compensation is a one-time plan settlement expense of $46,384.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,414 and $ -- for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Distribution Fee                        0.10%          0.10%          0.75%          0.75%          0.75%          0.75%
Service Fee                             0.25%          0.25%          0.25%          0.25%          0.25%          0.25%
                                        -----          -----          -----          -----          -----          -----
Total Distribution Plan                 0.35%          0.35%          1.00%          1.00%          1.00%          1.00%
                                        =====          =====          =====          =====          =====          =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year, ended August 31,
2002, amounted to:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Service Fee Retained
  by MFD                              $52,464       $   --          $10,602       $   --          $16,768       $   --

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.35%          0.35%          1.00%          1.00%          1.00%          1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31,
2002, were as follows:

                                              CLASS A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
---------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charges
  Imposed                                     $10,362        $511,356        $   --            $6,805        $   --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.25% from the fund based solely upon the value of the fund's 529 share classes attributable to a tuition program to which MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,581,261,529 and $1,453,924,470, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,229,230,450
                                                               --------------
Gross unrealized depreciation                                    (171,305,392)
Gross unrealized appreciation                                     123,665,799
                                                               --------------
    Net unrealized depreciation                                $  (47,639,593)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          46,601,538      $  708,790,044        43,111,399       $ 802,444,680
Shares issued to shareholders in
  reinvestment of distributions           1,612              25,642         6,389,284         115,326,012
Shares reacquired                   (43,017,428)       (615,583,194)      (20,675,478)       (379,741,445)
                                    -----------       -------------       -----------       -------------
    Net increase                      3,585,722       $  93,232,492        28,825,205       $ 538,029,247
                                    ===========       =============       ===========       =============
Class 529A shares
                                       PERIOD ENDED AUGUST 31, 2002*
                                    -------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                                 831       $       9,997
                                    -----------       -------------
    Net increase                            831       $       9,997
                                    ===========       =============
Class B shares
                                         YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           5,222,620       $  77,134,173         3,514,112       $  63,870,426
Shares issued to shareholders
  in reinvestment of
  distributions                             450               7,342         3,358,351          60,081,449
Shares reacquired                    (7,541,319)       (107,643,576)       (4,323,380)        (77,333,192)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)          (2,318,249)      $ (30,502,061)        2,549,083       $  46,618,683
                                    ===========       =============       ===========       =============
Class 529B shares
                                       PERIOD ENDED AUGUST 31, 2002*
                                    -------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                                 469       $       5,502
                                    -----------       -------------
    Net increase                            469       $       5,502
                                    ===========       =============
Class C shares
                                         YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,639,253       $  25,677,235         1,657,434       $  30,606,608
Shares issued to shareholders
  in reinvestment of
  distributions                             243               3,864         1,232,852          22,080,381
Shares reacquired                    (2,772,927)        (39,488,363)       (2,546,141)        (45,924,092)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)          (1,133,431)      $ (13,807,264)          344,145       $   6,762,897
                                    ===========       =============       ===========       =============
Class 529C shares
                                       PERIOD ENDED AUGUST 31, 2002*
                                    -------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                                 443       $       5,200
Shares reacquired                             4                 (51)
                                    -----------       -------------
    Net increase                            439       $       5,149
                                    ===========       =============
Class I shares
                                         YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           2,416,791       $  37,999,084         2,084,986       $  40,422,903
Shares issued to shareholders
  in reinvestment of
  distributions                              45                 756           346,411           6,318,532
Shares reacquired                    (1,691,261)        (24,703,713)         (646,284)        (11,795,392)
                                    -----------       -------------       -----------       -------------
    Net increase                        725,575       $  13,296,127         1,785,113       $  34,946,073
                                    ===========       =============       ===========       =============

* For the period from the inception of Class 529 shares, July 31, 2002, through August 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2002, was $14,721. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 11, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57)
                                                         Assistant Treasurer Massachusetts Financial
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Services Company, Vice President (since September
Clerk                                                    1996)
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary            JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
ROBERT R. FLAHERTY (born 09/18/63) Assistant             Vice President
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera, and Ms.
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Robert A. Henderson+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Donald F. Pitcher, Jr.+                                  (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Ernst & Young LLP                                        touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) NEW DISCOVERY FUND                                    -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                          MND-2  10/02   180.7M  97/297/397/897